NASDAQ:ADES A Leader in Clean Coal Technology Noble Financial Capital Markets 5 th Annual Equity Conference June 8, 2009 Hollywood, FL © Copyright 2009 ADA-ES, Inc. All rights reserved. Exhibit 99.1

Please note that this presentation contains forward-looking statements within the meaning of
U.S. securities laws, including statements relating to coal; future bids, contracts, projects, project funding, ownership and revenues; statements regarding the new activated carbon
(AC) facilities we are building and our ability to supply AC; the likelihood, timing and impact of new laws and court rulings on our target markets; and anticipated sizes of and growth in our target markets.
These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those anticipated by these statements, including failure to raise additional financing; termination of agreements; failure to satisfy conditions in the equity financing agreements for the AC facilities; inability to sign or close acceptable coal supply or off-take agreements in a timely manner; changes in the costs and timing of construction of the planned AC facilities; availability and cost of raw materials, equipment and facilities; changes in laws or regulations, prices, economic conditions and market demand; impact of competition and litigation; decreases in the use of coal for electricity;
results of product demonstrations; technical and operational difficulties; availability of skilled personnel and other factors discussed in greater detail in our filings with the SEC.  You are cautioned not to place undue reliance on our forward-looking statements.  These statements are presented as of the date made, and we disclaim any duty to update them unless required by law to do so.

Clean Coal Technology
Coal is an abundant, cheap, and secure fuel
that provides over 50% of electricity in the US
1,100 coal-fired boilers in the U.S.
ADA provides the technology to burn it cleaner
Senior staff are industry recognized experts
– 30-year track record of developing and then
commercializing technologies
Positioned to take advantage of public and
political support for Clean Coal Technologies

Investment Highlights
Two Significant Avenues of Growth:
Activated Carbon Injection (“ACI”) is deemed maximum achievable control technology (MACT) for the removal of mercury from flue gas streams
ADA is a current market leader for ACI equipment and engineering services
Existing regulations create $200-400 million activated carbon (“AC”)
market
Federal regulations being developed by EPA and Congress likely to lead to $1 billion market for AC
ADA has started construction of the largest, most efficient AC manufacturing facility in North America
Developing capture technology for greenhouse gas CO
2
Recently started work under $3.4 million DOE and utility funded program to develop new technology
Over $3 billion allocated in the American Recovery and Reinvestment Act for carbon capture and storage
Mercury
Control
CO
2
Control

ADA
ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

-5- GROWTH AREA #1: Mercury Control

Business Plan in Action for Mercury Control
Stage 1:
ADA demonstrated ACI with $80 million from DOE
and leading utilities:  Regulations followed.
Stage 2:
After market was created by regulations, ADA
became a leader in the sale of ACI equipment: approximately
$1 million per boiler.
Stage 3:
Provide AC to utilities for a continuous revenue
source: approximately $2 million per year per boiler.
2009-10:  Building AC production line; sourcing AC from
third parties for treating, storing and selling to utilities.
Spring 2010:  Activated Carbon Production Line
commences operations.

AC Market Drivers:
Regulations for Mercury Control
Existing rules create $200 - 400 million AC market
* Pennsylvania rule is being contested in the courts
State with proposed legis/regs more strict than CAMR (13)
State with firm legis/regs more strict than CAMR (13)
Planned plant that has ordered mercury control system
Plant with consent decree limiting mercury emissions
P
P
State currently accepting CAMR (24)
P
P
P
P
P
P
P
P
P
Total Existing Coal-Fired Capacity
MW
24,000
12,000
2,400

New Federal Legislation Likely in US
2/6/09: EPA announced it will proceed with MACT
mercury reduction standards
4/21/09:  EPA proposal to reduce mercury emissions by
approx. 80% from Portland cement kilns, the fourth
largest source of mercury emissions in the U.S
Both Senate & House pursuing multi-pollutant legislation
for SO
2
, NO
x
and Mercury, and possibly CO
2
Canadian-wide mercury standard has been passed
Expected to create $1 billion AC market

ACI Equipment Sales: Status
Contracts for over 110 ACI systems have been awarded by
power companies to date
– ADA market share: approximately 32%
– The rest are split between 7 or 8 other companies
A total of 150 systems will be needed to meet current state
regulations
Additional ~ 450 systems expected with federal regulation
Working closely with largest utilities in the U.S. and Canada
Key supplier of mercury control technology to major air
pollution control companies

New Market for Activated Carbon
Created by Mercury Control
0
500
1,000
Activated
Carbon
(millions of
lbs / yr)
Current H20 AC
Market
Developing Market
for Hg Control
2006
2010E
2015E
ANNUAL U.S. MARKET
Significant production gap
Based
on existing
regulations
Based on anticipated
Federal regulation

ADA-ES New Activated Carbon Production
ADA-ES New Activated Carbon Production
Building largest AC plant(s) to
date
Each production line will
produce approx.150 mm lbs/yr
Capital cost: approx. $360 mm
3-5 year development process:
– Under construction and
on schedule
Red River, LA plant startup
target: mid-2010
Permitted for 2
nd
production line

Potential for Up to Six Production Lines
Two lines permitted adjacent to Red River Mine in Louisiana
Permits filed for two lines at a site near Bismarck, ND
Developing additional sites near coal sources to minimize feedstock costs

Development Project Organization
(assumes ECP purchase of Convertible Preferred Shares)
Parent
Companies
Development
Company
Project
Companies

*Expected to change to ADA-ES: 30%, ECP: 70%. Dependent upon final financing values.
ADA - ES
35% Owner
Energy Capital
Partners (ECP)
50%
50%
ADA Carbon
Solutions,
LLC*
Red River
Environmental
Products, LLC
Underwood
Environmental
Products, LLC
Morton
Environmental
Products, LLC
Crowfoot
Supply
Company, LLC

Energy Capital Partners

About Us

Energy Capital Partners is a private equity firm dedicated to investing in North America's energy infrastructure. Through our $2.25 billion fund (Energy Capital Partners I, LP), we invest in assets and businesses primarily in the following sectors:

- Power generation, including renewable energy facilities
- Electric transmission
- Midstream gas, including gas storage, pipelines and other related assets
- Other infrastructure assets such as coal transportation, handling and reserves, and energy service companies.

Including Energy Capital Partners' acquisition of FirstLight Power Resources, members of our senior management team have played leading roles as principals in over $10 billion in energy asset purchases across 130 separate energy assets. These include investments in and management of Goldman Sachs Power, Orion Power, Constellation Energy Commodities Group, U.S. Generating Company and the Path 15 Transmission Line.

Energy Capital Partners' offices are located in Short Hills, NJ and San Diego, CA.

-14- Provided by Energy Capital Partners

Debt Financing for AC Plant
Credit Suisse coordinating debt placement
Because of current conditions in the financial market,
debt financing will be delayed until improved market
conditions later in 2009
Equity continues to fund construction activities keeping
project on schedule
– Weak credit markets have had no adverse impact on project
funding to date

Interim AC Supply Facility
Currently supplying AC to utilities prior to
new plant start-up
Sourcing high-quality AC
AC processing and logistics facility under
construction in NW LA, start up Q2’09
– 40,000 sq. ft. facility w/ processing capacity of
8,000 lb/hr of Powdered AC
– Equipment purchased to chemically treat, mill,
package, and store AC
– Easy access to rail and barge transportation
Project led by industry veterans
– John Rectenwald – 27 years AC experience
– Steve Young – 35 years AC experience
First test of ADA-provided AC achieved 90%
mercury capture

Expected Sales of Activated Carbon
ADA will recognize revenues or income based on the final ownership structure of the 1
st
and subsequent production lines
$0
$50
$100
$150
$200
$250
2009 2010 2011 2012 2013 2014
2nd Line
1st Line
Interim

GROWTH AREA #2: Control of Greenhouse Emissions: Carbon Dioxide -18-

Carbon Capture and Storage (CCS)
International, Federal, and State Regulations are
being proposed requiring 50% to 80% reduction in
CO
2
emissions
Requires development of technology to capture
carbon from existing plants

0
100
200
300
400
1
50% CO2
Reduction
New

ADA-ES CO
2
Capture Technology
Designed to capture CO
2
from flue gas in conventional coal-fired
boilers
Based on regenerable solid sorbents - advantages over competing technologies:
– For the customer:  lower cost and less parasitic energy
– For ADA:  continuous revenues from sale of proprietary
chemical sorbents
$3.4 million DOE R&D program with extensive industry support
– Southern Company
– Luminant
– American Electric Power
– Xcel Energy
– Electric Power Research Institute
Expect to recognize approximately $1.9 million of the $3.4 million in
2009 and the remaining $1.5 million in 2010.
Over $3 billion allocated in the Stimulus Bill for
carbon capture and storage

Flue Gas
12% CO
2
74% N
2
12% H
2
O
4% O
2
Post-Combustion Capture
STEAM
WATER
Air
78% N2
21% O2
Coal*
50% C
20% H2O
12% O2
5% Ash
3% H2
(S, Hg)
Purified CO
2
to Storage
Regeneration
CO
2
Capture
Emission
Control
SO
2
, NO
x
,
Hg, Particulate

*
Coal composition varies greatly with grade and source.

Financial Highlights
Cash flow positive on an
annual basis 2003-2007
Revenue CAGR of 23%,
2003 - 2008
2008 ACI revenues flat,
impacted by CAMR and
CAIR vacaturs
Q1’09 total revenues up
22% to $4.9 mm due to a
19% increase in ACI system
sales
As of 3/31/09:
– 6.9 mm diluted shares outstanding
– 50%+ held by institutions
– ~11% held by insiders and
employees
Q1’09 Cap ex = $23.6 mm
Balance sheet highlights (at
03/31/09):
– Cash & equivalents of $28.4 mm
– Working capital of $9.0 mm
– No long-term debt
– Shareholders’ equity of $82.6 mm
Market cap: $27.4 mm (05/06/09)

Summary
ADA-ES instrumental in creating mercury control market
– Existing rules: estimated 150 ACI systems, 400 million lbs/yr of AC - $200-400 mm market
– Pending Federal Rule: estimated 600-700 ACI systems, 1 billion lbs/yr of AC - $1 billion market
Leading provider of engineering services and equipment for the mercury control market
Building new AC plant for this market; expected to come online mid-
2010
– Construction started in August 2008
– Energy Capital Partners I, LP and its affiliated funds providing equity financing
– Debt to be supported by long-term off-take contracts
– $160 million or 1/3 of plant capacity sold/committed for
– In negotiations for additional contracted volume
– Supplied bids for over $500 mm in AC with new RFPs
Developing carbon capture technology